Janus Henderson Forty Fund

Schedule of Investments (unaudited)

December 31, 2019

Shares		Value
Common Stocks – 98.3%
Aerospace & Defense – 5.3%
Boeing Co	1,006,831	$327,985,267
L3Harris Technologies Inc	2,173,200	430,011,084
		757,996,351
Capital Markets – 7.8%
Blackstone Group Inc	8,208,263	459,170,232
Charles Schwab Corp	6,276,641	298,517,046
Intercontinental Exchange Inc	3,864,064	357,619,123
		1,115,306,401
Chemicals – 3.2%
Air Products & Chemicals Inc	764,980	179,762,650
Sherwin-Williams Co	466,973	272,497,424
		452,260,074
Construction Materials – 1.5%
Vulcan Materials Co	1,477,318	212,719,019
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	1,411,001	79,072,496
Entertainment – 4.5%
Netflix Inc*	1,030,700	333,503,599
Walt Disney Co	2,162,249	312,726,073
		646,229,672
Equity Real Estate Investment Trusts (REITs) – 3.1%
American Tower Corp	1,915,957	440,325,238
Health Care Equipment & Supplies – 9.1%
Boston Scientific Corp*	10,163,364	459,587,320
Danaher Corp	2,396,073	367,749,284
Edwards Lifesciences Corp*	548,552	127,971,696
Intuitive Surgical Inc*	580,014	342,875,276
		1,298,183,576
Information Technology Services – 7.2%
Mastercard Inc	2,811,784	839,570,585
PayPal Holdings Inc*	1,724,586	186,548,468
		1,026,119,053
Interactive Media & Services – 9.3%
Alphabet Inc - Class C*	603,148	806,420,939
Facebook Inc*	2,543,222	521,996,316
		1,328,417,255
Internet & Direct Marketing Retail – 5.8%
Alibaba Group Holding Ltd (ADR)*	984,146	208,737,367
Amazon.com Inc*	333,873	616,943,884
		825,681,251
Machinery – 1.2%
Wabtec Corp	2,139,714	166,469,749
Pharmaceuticals – 3.4%
Merck & Co Inc	3,306,019	300,682,428
Zoetis Inc	1,418,810	187,779,504
		488,461,932
Professional Services – 2.0%
CoStar Group Inc*	490,141	293,251,360
Road & Rail – 0.6%
Uber Technologies Inc*	2,970,482	88,342,135
Semiconductor & Semiconductor Equipment – 7.3%
ASML Holding NV	1,079,842	319,568,441
Microchip Technology Inc	1,869,227	195,745,451
NVIDIA Corp	557,000	131,062,100
Texas Instruments Inc	3,153,284	404,534,804
		1,050,910,796
Software – 17.4%
Adobe Inc*	1,413,429	466,163,019
Avalara Inc*	1,749,233	128,131,317
Intuit Inc	589,055	154,291,176
Microsoft Corp	7,453,682	1,175,445,651
Salesforce.Com Inc*	3,467,483	563,951,435
		2,487,982,598
Specialty Retail – 2.6%
Home Depot Inc	1,685,379	368,053,066
Technology Hardware, Storage & Peripherals – 4.9%
Apple Inc	2,384,048	700,075,695

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 1.6%
NIKE Inc	2,250,204	$227,968,167
Total Common Stocks (cost $8,584,606,975)		14,053,825,884
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº,£ (cost $250,063,192)	250,063,192	250,063,192
Total Investments (total cost $8,834,670,167) – 100.0%		14,303,889,076
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(2,063,924)
Net Assets – 100%		$14,301,825,152

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$13,775,583,268	96.3%
Netherlands	319,568,441	2.2
China	208,737,367	1.5

Total	$14,303,889,076	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/19
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	$1,508,674	$12,005	$-	$250,063,192
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	331,043∆	-	-	-
Total Affiliated Investments - 1.7%	$1,839,717	$12,005	$-	$250,063,192

	Share Balance at 9/30/19	Purchases	Sales	Share Balance at 12/31/19
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 1.7210%ºº	247,054,579	575,848,642	(572,840,029)	250,063,192
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 1.4338%ºº	-	114,709,396	(114,709,396)	-

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2019.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$14,053,825,884	$-	$-
Investment Companies	-	250,063,192	-
Total Assets	$14,053,825,884	$250,063,192	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.